Exhibit 99.3

                               SECOND AMENDMENT TO
               AMENDED AND RESTATED SUBORDINATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this "Amendment") is made as of the 28th day of May, 2004, by and among
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BRIGHAM  OIL  &  GAS,  L.P.,  a  Delaware limited partnership  (the "Borrower"),
                                                                     --------
BRIGHAM  EXPLORATION  COMPANY,  a  Delaware corporation ("Brigham Exploration"),
                                                          -------------------
BRIGHAM,  INC.,  a Nevada corporation (the "General Partner"), the lenders party
                                            ---------------
to  the  Agreement  from  time  to  time  (the "Lenders"), and THE ROYAL BANK OF
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SCOTLAND plc, as Agent (in such capacity, the "Agent").
                                               -----

                              W I T N E S S E T H:

     WHEREAS, Borrower, Brigham Exploration and General Partner (collectively, the "Credit Parties"), Agent, and Lenders have entered into that certain Amended
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and Restated Subordinated Credit Agreement dated as of March 21, 2003, which was amended by that certain First Amendment to Amended and Restated Subordinated Credit Agreement dated as of December 9, 2003 (collectively, the "Original
                                                                        --------
Agreement"),  for  the purposes and consideration therein expressed, pursuant to
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which  Lenders  made and became obligated to make loans to Borrower, which loans are unconditionally and irrevocably guaranteed by Brigham Exploration and General Partner (collectively, the "Guarantors"), all as therein provided;
                                        ----------

     WHEREAS, Credit Parties, Agent, and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                           DEFINITIONS AND REFERENCES

     Section  1.1.     Defined  Terms.  Unless the context otherwise requires or
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unless  otherwise  expressly  defined  herein, the terms defined in the Original
Agreement shall have the same meanings whenever used in this Amendment. As used herein, the following terms shall have the following meanings:

     "Amendment"  means  this  Second  Amendment  to  Amended  and  Restated
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Subordinated  Credit  Agreement.

     "Credit  Agreement"  means  the  Original  Agreement  as  amended  by  this
      -----------------
Amendment.


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                                   ARTICLE II.
                                   AMENDMENTS

     Section  2.1.     Definitions.
                       -----------

     The  definition  of  "Total  Debt" contained in Section 1.1 of the Original
                           -----------
Agreement is hereby deleted in its entirety and replaced by the following:

          "Total  Debt"  means  all  Debt  of  the Borrower and its Consolidated
           -----------
Subsidiaries; excluding however, any redeemable preferred stock that is permitted to be issued pursuant to Section 6.02(c).

     Section 2.2.     Calculated Total NPV to Total Debt Ratio.  Section 6.25(b)
                      ----------------------------------------
of the Original Agreement is hereby deleted in its entirety and replaced by the following:

          "(b) Upon (i) any change to Calculated Total NPV pursuant to a Scheduled Redetermination or an Interim Redetermination or (ii) the incurrence of any Debt (other than redeemable preferred stock that is permitted to be issued pursuant to Section 6.02(c)) by the Borrower or any of its consolidated Subsidiaries, the Borrower will promptly, but in any event within fifteen (15) days after any such event, deliver a certificate of the chief financial officer of the General Partner setting forth the Total Debt of the Borrower and the Calculated Total NPV, both prior to and after giving effect to such event, and demonstrating compliance with
     Section 6.25(a), provided that no such certificate need be delivered in connection with any borrowing under the Senior Credit Agreement if immediately following such borrowing the Borrower remains in compliance with the covenant set out in Section 6.25(a)."

                                  ARTICLE III.
                  CONDITIONS TO EFFECTIVENESS OF THE AMENDMENT

     Section  3.1.     Effective Date.  This Amendment shall become effective as
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of  the  date  first  above  written  when  Agent shall have received all of the following:

          (a) this Amendment, duly authorized, executed and delivered by the Credit Parties, Agent, and each Lender, and in form and substance satisfactory to Agent;

          (b) copies, certified as of the date of this Agreement by a Responsible Officer or the secretary or an assistant secretary of the Borrower of (A) the resolutions of the applicable governing body of the Borrower approving this Amendment, (B) the organizational documents of the Borrower (to the extent the same have changed since copies thereof were delivered in connection with the Original Agreement), and (C) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment;

          (c) certificates of a Responsible Officer or the secretary or an assistant secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment;

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          (d)     copies,  certified  as  of  the  date  of  this Agreement by a
Responsible Officer or the secretary or an assistant secretary of each Guarantor of (A) the resolutions of the applicable governing body of such Guarantor approving the Amendment, (B) the organizational documents of such Guarantor (to the extent the same have changed since copies thereof were delivered in connection with the Original Agreement), and (C) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment;

          (e) a certificate of the secretary or an assistant secretary of each Guarantor certifying the names and true signatures of officers of such Guarantor authorized to sign this Amendment, the Security Instruments and the other Loan Documents to which such Guarantor is a party;

          (f) payment of the reasonable fees and disbursements of Chadbourne & Parke, LLP relating to this Amendment as provided in Section 10.04 of the Credit Agreement (provided that if such fees and disbursements have not been invoiced to the Borrower at least one day prior to the delivery of this Amendment, such payment will not be a condition to the effectiveness hereof and the Borrower will pay such fees and disbursements promptly after receipt of such an invoice); and

          (g)  such  other  documents  as  Agent  may  reasonably  request.

                                   ARTICLE IV.
                                  MISCELLANEOUS

     Section  4.1.     Ratification  of  Agreements.  The  Original Agreement as
                       ----------------------------
hereby amended is hereby ratified and confirmed in all respects. Without in any way modifying or limiting the foregoing, each of the undersigned Guarantors hereby (a) consents to the provisions of this Amendment and the transactions contemplated herein, and (b) ratifies and confirms its guaranty obligations made by it in favor of Agent for the benefit of each Lender pursuant to and in accordance with Article VIII of the Credit Agreement, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect. Any reference to the Credit Agreement in any Subordinated Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The Subordinated Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Subordinated Note, or any other Subordinated Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Subordinated Note, or any other Subordinated Loan Document.

     Section  4.2.     Survival of Agreements.  All representations, warranties,
                       ----------------------
covenants and agreements of the Credit Parties herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making, granting or maintenance of the Advances, and shall further survive until all of the Subordinated Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Credit Party hereunder or under the Credit Agreement to any Lender shall be


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deemed  to  constitute  representations and warranties by, and/or agreements and covenants of, such Credit Party under this Amendment and under the Credit Agreement.

     Section  4.3.     Subordinated  Loan  Documents.  This  Amendment  is  a
                       -----------------------------
Subordinated Loan Document, and all provisions in the Credit Agreement pertaining to Subordinated Loan Documents apply hereto.

     Section  4.4.     GOVERNING  LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section  4.5.     Counterparts.  This  Amendment may be separately executed
                       ------------
in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER SUBORDINATED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                         [Signatures on Following Page]


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     IN  WITNESS  WHEREOF, this Amendment is executed as of the date first above written.


                                          BRIGHAM OIL & GAS, L.P.

                                          By: /s/ Eugene B. Shepherd, Jr.
                                               --------------------------
                                               Name: Eugene B. Shepherd, Jr.
                                               Title: Executive Vice President &
                                                      Chief Financial Officer


                                          BRIGHAM EXPLORATION COMPANY

                                          By: /s/ Eugene B. Shepherd, Jr.
                                               --------------------------
                                               Name: Eugene B. Shepherd, Jr.
                                               Title: Executive Vice President &
                                                      Chief Financial Officer


                                          BRIGHAM, INC.

                                          By: /s/ Eugene B. Shepherd, Jr.
                                               --------------------------
                                               Name: Eugene B. Shepherd, Jr.
                                               Title: Executive Vice President &
                                                      Chief Financial Officer


                                                 THE ROYAL BANK OF SCOTLAND PLC,
                                                 as Agent and Lender

                                          By: /s/ P.R. Ballard
                                               --------------------------
                                               Name: P.R. Ballard
                                               Title: Senior Vice President


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